UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Riverside Apartments Purchase and Sale Agreement

On July 23, 2026, Elme Riverside Apartments LLC (the “Riverside Seller”), a wholly-owned subsidiary of Elme Communities (the “Trust”), entered into a purchase and sale agreement (the “Riverside Agreement”) with FPA Multifamily, LLC (the “Riverside Buyer”), for the sale of Riverside Apartments, a 1,222 unit community located in Alexandria, Virginia and related undeveloped land, for a contract sale price of $250.0 million, subject to customary prorations and adjustments (the “Riverside Sale”). Under the Riverside Agreement, the aggregate earnest money deposit amount is $4.0 million. The Riverside Agreement provides that the first installment of the deposit, $2.0 million, is required to be funded within one business day of signing. If the Riverside Buyer does not terminate the Riverside Agreement on or before the expiration of an inspection period (which expires on August 20, 2026 unless otherwise extended by mutual agreement of the parties), the Riverside Agreement provides that the remaining $2.0 million deposit installment will be due within one business day of the expiration of such inspection period, at which time the entire earnest money deposit will become nonrefundable, except in the event of the Riverside Seller’s breach of the Riverside Agreement, the occurrence of a material casualty or condemnation, or failure to satisfy conditions precedent to the consummation of the Riverside Sale. In addition to completion of the inspection period, the Riverside Agreement is subject to closing conditions and other terms and conditions customary for real estate transactions. The Riverside Agreement provides for closing no later than September 14, 2026, subject to limited exceptions, although there can be no assurance that the closing conditions will be satisfied or that the Riverside Sale will be consummated. The Riverside Buyer has previously entered into three other purchase and sale agreements for the purchase of four other Trust properties. Each of these purchase and sale agreements, including the Riverside Agreement, was negotiated independently and none have been or are contingent on any other purchase and sale agreement between the parties.

The Riverside Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the Riverside Agreement and are subject to important qualifications and limitations agreed to by and between the Riverside Buyer and Riverside Seller in connection with negotiating the Riverside Agreement. Accordingly, security holders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date because such representations and warranties are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to security holders and were used only for the purposes of conducting certain limited due diligence inquiries and allocating risks and not for establishing all material facts with respect to the matters addressed.

Elme Bethesda Purchase and Sale Agreement

As previously disclosed in the Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2026, on May 27, 2026, Elme Bethesda Owner LLC (the “Bethesda Seller”), a wholly-owned subsidiary of the Trust, entered into a purchase and sale agreement (the “Bethesda Agreement”) with CAPREIT Acquisition Corporation (the “Bethesda Buyer”) for the sale of Elme Bethesda. On July 23, 2026, following receipt of the certificate of compliance from the Montgomery County Department of Housing and Community Affairs certifying compliance with Montgomery County’s right of first refusal requirements with respect to Elme Bethesda, Bethesda Seller and Tilden Bethesda Hill Apartments, LLC, the assignee of Bethesda Buyer, amended the Bethesda Agreement to provide for closing of the sale of Elme Bethesda no later than August 11, 2026.

Item 8.01 Other Events.

On July 24, 2026, the Trust provided an update regarding the status of ongoing liquidation activities under the Trust’s Plan of Sale and Liquidation approved by the shareholders on October 30, 2025 (the “Plan of Sale and Liquidation”). The update noted, among other things, that as of July 24, 2026, the Trust has sold six of the ten properties that remained with the Trust following the closing of the 19-asset portfolio sale to an affiliate of Cortland Partners, LLC on November 12, 2025 (the “Portfolio Sale Transaction”) and had entered into four purchase and sale agreements, three of which are no longer subject to ongoing inspection periods, pursuant to which it expects to sell its four remaining properties for aggregate gross proceeds of approximately $418 million. The Trust also provided updates to the estimated range of the total amount of liquidating distributions, including the estimated range of the total amount of additional liquidating distributions (the “Additional Liquidating Distributions”), to be funded from the net proceeds of sales of the Trust’s remaining properties. A copy of the press release issued by the Trust on July

24, 2026, regarding the foregoing updates, is attached as Exhibit 99.1 and is incorporated herein by reference (the “Press Release”).

The estimated range of Additional Liquidating Distributions reflected in the Press Release was derived, in part, from a number of assumptions and estimates, including the estimated range of gross proceeds from the sales of the ten remaining properties (following completion of the Portfolio Sale Transaction), less estimates for transaction costs, debt service costs, debt repayment amounts of the Trust’s $520 million original principal amount senior secured term loan (the “Term Loan”), and establishment of reserves to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses, estimated operating costs to run the Trust until completion of the wind-down of the Trust’s business and affairs and dissolution of the Trust, capital expenditure requirements and REIT compliance costs, but adjusted upwards for estimated cash flow/net working capital to be generated from the Trust’s property operations prior to completing the sales of its remaining properties, including updates to such assumptions and estimates as described in the Press Release. The Press Release includes, among other things, updates to certain assumptions and estimates that were previously included in the press release issued by the Trust on May 11, 2026 (prior to the Trust’s withdrawal of the estimated ranges of liquidating distributions included in that press release), including to reflect adjustments resulting from actual gross and net proceeds received from the sale of the additional property that has been sold since May 11, 2026, adjustments to the estimated gross proceeds expected to be received from the sale of the four remaining properties under contract to reflect actual contract pricing and adjustments to certain other costs and expenses and estimated cash flow/net working capital, as well as updated estimates of the timing of sales of the remaining properties, all as referenced in the Press Release. In addition, the estimated ranges of liquidating distributions included in the Press Release, including the updated estimated range of Additional Liquidating Distributions, reflect the following which have been updated to reflect circumstances existing or developments occurring since May 11, 2026:

•the Trust’s estimated transaction costs associated with the sales of the remaining properties, which costs include, among other things, brokerage commissions, legal fees and transfer tax liabilities, as well as Elme’s financial advisors’ fees payable in connection with such sales, which were previously updated to reflect the actual transaction costs associated with the closing of the Portfolio Sale Transaction and the then-completed sales of five of the Trust’s remaining properties and updated estimated transaction costs for the sale of the remaining properties, have been further updated to reflect actual transaction costs associated with the completed sale of Elme Watkins Mill on June 10, 2026 and updated estimated transaction costs for the sales of the four remaining properties;
•the Trust’s estimated debt service costs and debt repayment amounts for the Term Loan, including interest expense on the Term Loan and incremental repayment of the portion of the Term Loan allocated to the applicable remaining properties as they are sold, all of which were also previously updated to reflect the actual $520 million loan amount (originally estimated to be between $500 million and $520 million) and actual transaction costs, as well as required escrows and reserves, associated with finalizing the Term Loan in November 2025 and the partial repayment of the Term Loan using a portion of the net proceeds for the five then-completed asset sales, and which have been further updated to reflect the completed sale of Elme Watkins Mill, the use of a portion of the net proceeds from such sale to repay a portion the Term Loan, the expected increase in the interest rate of the Term Loan in August 2026 pursuant to its terms (which Term Loan is not expected to be repaid prior to this interest rate increase) and the anticipated timing of completion of the sales of the remaining properties, and repayment in full of the Term Loan (including the expected release of a portion of amounts held in reserve thereunder);
•the Trust’s estimated operating costs to run the Trust until completion of the wind-down of the Trust’s business and affairs and dissolution of the Trust pursuant to the Plan of Sale and Liquidation, including estimated employee retention costs and other severance and other compensation payments triggered by the Plan of Sale and Liquidation and the closing of the Portfolio Sale Transaction, an estimate of any known financial obligations, other general and administrative costs and other costs to implement the wind-down of the Trust’s business and affairs and dissolution of the Trust in accordance with the Plan of Sale and Liquidation, which include updated estimated general and administrative costs as a result of updated estimates of the timing of sales of the remaining properties and dissolution of the Trust, and other compensation-related expenses, as a result of the closing of the Portfolio Sale Transaction, as well as updated estimates of other anticipated estimated liquidation and other expenses;
•the Trust’s estimated REIT compliance costs assume it remains a REIT until completion of the wind-down of the Trust’s business and affairs and dissolution of the Trust pursuant to the Plan of Sale and Liquidation; and
•certain assumptions around ongoing personnel needs as the Trust sells properties and progresses the wind-down of its business and activities, as well as the Trust’s expectation to continue, as appropriate, downsizing with a focus on retaining an appropriate level of personnel with the necessary skill set commensurate with the reduced size of the Trust, including those executive officers and other key personnel necessary for the continued operation of the remaining properties and completion of the wind-down activities, including updated assumptions around the amount and timing of personnel reductions and effects on compensation expense as a result of revised anticipated timing of completion of the sales of the remaining properties.

All of the estimated costs, expenses and other amounts referenced above, as applicable, and the estimated range of Additional Liquidating Distributions set forth in the Press Release also assume that the sales of the remaining properties will be completed in the third and fourth quarters of 2026, which assumes no exercise or assignment to a party other than the contract buyer of any purchase rights pursuant to the regulatory process for the sale of multifamily assets in DC.

The estimated range of the Additional Liquidating Distributions set forth in the Press Release was also based on approximately 88.9 million common shares outstanding as of July 23, 2026 on a fully-diluted basis.

The preparation of the estimated ranges of liquidating distributions, including the estimated range of Additional Liquidating Distributions as set forth in the Press Release, involved judgments and assumptions with respect to the sales of the Trust’s remaining unsold properties pursuant to the Plan of Sale and Liquidation and may not be realized. Elme cannot assure shareholders that the actual amounts available for distribution to shareholders will be within the estimated ranges set forth in the Press Release. The estimated ranges of liquidating distributions, including the estimated range of Additional Liquidating Distributions, set forth in the Press Release were determined as of July 23, 2026 and do not take into account interest rates, market volatility or other changes since that time. Certain examples of uncertainties that could cause the aggregate amount of liquidating distributions to be less or more than the estimate set forth in the Press Release include the following:

•the price that buyers of Elme’s properties may be willing to pay for Elme’s properties may change due to a number of factors beyond Elme’s control, including changes in general economic or local conditions, changes in interest rates or availability of mortgage funds, supply and demand dynamics, changes in tax, real estate, environmental and zoning laws and regulations, occupancy percentages, lease rates, competition, operating performance and the perceived quality and dependability of income flows from tenancies, potential major repairs or other contingent liabilities associated with the properties, issues identified during inspection periods, and a number of other factors, both local and national;
•delays in Elme’s ability to complete the asset sales on the terms Elme currently expects (which sales are contingent on successful completion of any inspection periods, and no exercise or assignment to a party other than the contract buyer of any purchase rights pursuant to the regulatory process applicable to the sale of multifamily properties in DC under the Tenant Opportunity to Purchase Act), and the wind-down of the Trust’s business and affairs and termination of the Trust’s existence could require it to incur expenses for a longer period than anticipated;
•the ability to make Additional Liquidating Distributions will be subject to ongoing compliance with the covenants and other terms of the Term Loan which could impact Elme’s ability to make, or the timing of, Additional Liquidating Distributions;

•the costs and expenses of executing the Plan of Sale and Liquidation may differ from Elme’s estimates;
•the estimated amount of cash flow/net working capital to be generated from the Trust’s property operations prior to completing the wind-down of the Trust’s business and affairs and termination of the Trust’s existence pursuant to the Plan of Sale and Liquidation may be different than the Trust anticipates;
•costs and expenses of continuing to operate the Trust, including as a public company, such as the need for additional retention costs, particularly if the liquidation takes longer than expected, may be higher than estimated;
•unanticipated or emergency capital expenditures may result in the need to incur additional debt financing or other costs and expenses that are not included in Elme’s estimates and which Elme cannot reasonably estimate at this time;
•unknown or additional costs or liabilities that arise in the future, including future litigation, which Elme cannot reasonably estimate at this time, could delay completion of Elme’s liquidation and cause Elme to incur additional costs and expenses;
•costs incurred to maintain Elme’s REIT status may be higher than estimated;
•the number of issued and outstanding shares used to calculate the estimated range of the Additional Liquidating Distributions set forth in the Press Release could change; and
•the reserve amounts Elme may establish to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses may be insufficient.

Although Elme has provided estimated ranges of liquidating distributions, including an estimated range of the Additional Liquidating Distributions in the Press Release, no assurance can be given as to when, or whether, Elme will be able to make any Additional Liquidating Distributions to its shareholders or the amount of any such additional distributions. The actual amounts and times of payment of the liquidating distributions will be determined by the Board in its sole discretion. Except to the extent required by law or generally accepted accounting principles, Elme does not anticipate updating or otherwise publicly revising estimates presented in the Press Release or this Current Report on Form 8-K to reflect circumstances existing or developments occurring after the preparation of such estimates or to reflect the occurrence of subsequent events. Such estimates have not been audited, reviewed or compiled by independent auditors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1	Press release issued July 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking and Cautionary Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: Elme’s ability to remain listed on the NYSE and its expected timeline for doing so; Elme’s ability to transfer its remaining assets and liabilities to a liquidating trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; Elme’s ability to successfully complete the sales of its remaining assets, including successful completion of any remaining inspection periods and all closing conditions applicable to assets under contract, including, but not limited to, timely completion of the TOPA process for the sale of multifamily assets in DC, on the terms and timeline anticipated, or at all; changes in the amount and timing of the Additional Liquidating Distributions, including as a result of unexpected levels of transaction, general and administrative and other liquidation costs, changes in the gross asset sales proceeds for the sale of the remaining properties from prior estimates, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; Elme’s ability to repay the Term Loan with the net proceeds from the sales of the remaining properties which secure the Term Loan and to release the mortgages securing the Term Loan as they are sold; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Trust’s Board of Trustees to terminate the Plan of Sale and Liquidation; the response of Elme’s residents, tenants and business partners to the Plan of Sale and Liquidation; potential difficulties in employee retention as a result of the on-going Plan of Sale and Liquidation; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the Portfolio Sale Transaction, completed and future property sales and the Plan of Sale and Liquidation; the risk that disruptions caused by or relating to the Plan of Sale and Liquidation will harm Elme’s business, including current plans and operations; risks relating to the market value of Elme’s common shares; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Elme’s properties and potential illiquidity of Elme’s remaining real estate investments); whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; the risks associated with ownership of real estate in general and Elme’s real estate assets in particular; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

July 24, 2026
(Date)